American Power Group Corporation

Exhibit 99
Recast selected information from the Condensed Consolidated Statements of Operations as filed in Form 10-Q for the period ended:

	Three Months Ended December 31, 2013
	As Reported	Adjustment	Adjusted
Non operating expense:
Revaluation of warrants	$—	$(324,021)	$(324,021)
Non operating expense, net	(73,569)	(324,021)	(397,590)
Net loss	(163,574)	(324,021)	(487,595)
Net loss available to Common Stockholders	(408,613)	(324,021)	(732,634)

	Three Months Ended March 31, 2014			Six Months Ended March 31, 2014
	As Reported	Adjustments	Adjusted	As Reported	Adjustments	Adjusted
Non operating expense:
Revaluation of warrants	$—	$(9,037,731)	$(9,037,731)	$—	$(9,361,752)	$(9,361,752)
Non operating expense, net	(70,023)	(9,037,731)	(9,107,754)	(143,592)	(9,361,752)	(9,505,344)
Net loss	(655,526)	(9,037,731)	(9,693,257)	(819,100)	(9,361,752)	(10,180,852)
Net loss available to Common Stockholders	$(890,973)	$(9,037,731)	$(9,928,704)	$(1,299,586)	$(9,361,752)	$(10,661,338)

	Three Months Ended June 30, 2014			Nine Months Ended June 30, 2014
	As Reported	Adjustments	Adjusted	As Reported	Adjustments	Adjusted
Non operating (expense) income:
Revaluation of warrants	$—	$8,559,943	$8,559,943	$—	$(801,809)	$(801,809)
Non operating (expense) income, net	(65,087)	8,559,943	8,494,856	(208,679)	(801,809)	(1,010,488)
Net (loss) income	(683,662)	8,559,943	7,876,281	(1,502,762)	(801,809)	(2,304,571)
Net (loss) income available to Common Stockholders	$(925,991)	$8,559,943	$7,633,952	$(2,225,577)	$(801,809)	$(3,027,386)
Recast selected information from the Consolidated Statements of Operations as filed in Form 10-K for the period ended:

	Year Ended September 30, 2014
	As Reported	Adjustment	Adjusted
Non operating (expense) income:
Revaluation of warrants	$—	$2,330,048	$2,330,048
Non operating (expense) income, net	(302,984)	2,330,048	2,027,064
Net (loss) income	(2,291,936)	2,330,048	38,112
Net loss available to Common Stockholders	(3,250,114)	2,330,048	(920,066)
Recast selected information from the Consolidated Statements of Operations as filed in Form 10-Q for the period ended:

	Three Months Ended December 31, 2014
	As Reported	Adjustment	Adjusted
Non operating (expense) income:
Revaluation of warrants	$—	$4,487,006	$4,487,006
Non operating (expense) income, net	(96,653)	4,487,006	4,390,353
Net (loss) income	(862,703)	4,487,006	3,624,303
Series B, 10% Convertible Preferred stock beneficial conversion feature	(255,193)	(139,438)	(394,631)
Net (loss) income available to Common Stockholders	(1,383,220)	4,347,568	2,964,348

American Power Group Corporation

Recast selected information from the Condensed Consolidated Balance Sheets as filed in Form 10-Q for the period ended:

	As of December 31, 2013			As of March 31, 2014
	As Reported	Adjustments	Adjusted	As Reported	Adjustments	Adjusted
Liabilities:
Warrant liability	$—	$10,850,223	$10,850,223	$—	$18,225,661	$18,225,661
Total liabilities	4,360,237	10,850,223	15,210,460	4,705,246	18,225,661	22,930,907

Stockholders' equity (deficit):
Additional paid-in capital	66,697,958	(10,526,202)	56,171,756	66,824,501	(8,863,909)	57,960,592
Accumulated deficit	(61,720,277)	(324,021)	(62,044,298)	(62,611,250)	(9,361,752)	(71,973,002)
Total stockholders' equity (deficit)	5,464,816	(10,850,223)	(5,385,407)	4,716,985	(18,225,661)	(13,508,676)
	$9,825,053	$—	$9,825,053	$9,422,231	$—	$9,422,231

	As of June 30, 2014
	As Reported	Adjustments	Adjusted
Liabilities:
Warrant liability	$—	$9,628,858	$9,628,858
Total liabilities	5,675,983	9,628,858	15,304,841

Stockholders' equity (deficit):
Additional paid-in capital	66,938,230	(8,827,049)	58,111,181
Accumulated deficit	(63,537,241)	(801,809)	(64,339,050)
Total stockholders' equity (deficit)	3,907,089	(9,628,858)	(5,721,769)
	$9,583,072	$—	$9,583,072
Recast selected information from the Consolidated Balance Sheets as filed in Form 10-K for the period ended:

	As of September 30, 2014
	As Reported	Adjustments	Adjusted
Liabilities:
Warrant liability	$—	$6,497,001	$6,497,001
Total liabilities	5,499,481	6,497,001	11,996,482

Stockholders' equity (deficit):
Additional paid-in capital	67,075,152	(8,827,049)	58,248,103
Accumulated deficit	(64,561,778)	2,330,048	(62,231,730)
Total stockholders' equity (deficit)	3,021,666	(6,497,001)	(3,475,335)
	$8,521,147	$—	$8,521,147
Recast selected information from the Condensed Consolidated Balance Sheets as filed in Form 10-Q for the period ended:

	As of December 31, 2014
	As Reported	Adjustments	Adjusted
Liabilities:
Warrant liability	$—	$2,704,626	$2,704,626
Total liabilities	5,554,127	2,704,626	8,258,753

Stockholders' equity:
Additional paid-in capital	69,410,819	(9,382,242)	60,028,577
Accumulated deficit	(65,944,998)	6,677,616	(59,267,382)
Total stockholders' equity	3,978,299	(2,704,626)	1,273,673
	$9,532,426	$—	$9,532,426